Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 1997 included in the Ames Department Stores, Inc. Form 10-K for the fiscal year ended January 25, 1997 and to all references to our Firm included in this Registration Statement.




                                                     ARTHUR ANDERSEN LLP


New York, New York
June 25, 1997